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                                                                      EXHIBIT 10


INDEPENDENT AUDITORS' CONSENT


CMA New Jersey Municipal Money Fund of
CMA Multi-State Municipal Series Trust:



We consent to the incorporation by reference in this Post-Effective Amendment No. 10 to Registration Statement No. 33-34609 of our report dated May 10, 1999 appearing in the annual report to shareholders of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust for the year ended March 31, 1999, and to the reference to us under the caption "Financial Highlights" in the Prospectus, which is a part of such Registration Statement.



            [SIG]

Deloitte & Touche LLP
Princeton, New Jersey
May 26, 1999